UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2021

Aterian, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38937	83-1739858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Aterian, Inc. 37 East 18th Street, 7th Floor New York, NY 10003
(Address of Principal Executive Offices)(Zip Code)

(347) 676-1681

(Registrant’s telephone number, including area code)

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	ATER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 10, 2021, Aterian, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors identified on the signature pages to the Purchase Agreement (collectively, the “Investors”) pursuant to which, among other things, the Company issued and sold to the Investors, in a private placement transaction (the “Private Placement”), an aggregate of 2,666,667 shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company (the “Shares”), at an offering price of $15.00 per Share. The Company intends to use the proceeds from the Private Placement for working capital purposes, the conduct of its business and other general corporate purposes, which may include acquisitions, investments in or licenses of complementary products, technologies or businesses, operating expenses and capital expenditures.

The Purchase Agreement contains customary representations, warranties and agreements of the Company and the Investors, and customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions. Under the Purchase Agreement, subject to the Investors’ reasonable cooperation and provision of any required information, the Company has agreed to use commercially reasonable efforts to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) for the purpose of registering all of the registrable securities covered thereby for resale. The Company has also agreed to use commercially reasonable efforts to cause the Registration Statement to become effective within 60 days after the closing of the Private Placement, in the event of no review by the SEC; otherwise, within ninety 90 days following the closing of the Private Placement, and to keep such Registration Statement effective at all times until no Investor owns any Shares. In addition, the Company has agreed, subject to certain exceptions, not to enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock equivalents for a period of 60 days after the date the Registration Statement is declared effective.

On June 10, 2021, the Company also entered into a placement agent agreement (the “Placement Agent Agreement”) with A.G.P./Alliance Global Partners (the “Placement Agent”). The Placement Agent Agreement contains customary representations, warranties and agreements by the Company and the Placement Agent, indemnification obligations of the Company, other obligations of the parties and termination provisions. Pursuant to the terms of the Placement Agent Agreement, the Placement Agent acted as the sole placement agent for the Private Placement and the Company paid to the Placement Agent a cash fee equal to 7.0% of the gross proceeds received by the Company in the Private Placement and reimbursed the Placement Agent for certain legal and other out-of-pocket expenses incurred in connection with the Private Placement.

The foregoing summaries of the Purchase Agreement and the Placement Agent Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the form of Purchase Agreement and the Placement Agent Agreement that are filed herewith as Exhibits 10.1 and 10.2, respectively.

The representations, warranties and covenants contained in the Purchase Agreement and the Placement Agent Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement and the Placement Agent Agreement, respectively, and may be subject to limitations agreed upon by the contracting parties and are qualified by certain disclosures exchanged by the parties in connection with the execution of the Purchase Agreement and the Placement Agent Agreement. Accordingly, the Purchase Agreement and the Placement Agent Agreement are incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement and the Placement Agent Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

This report does not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, such as statements related to the expected use of the proceeds from the Private Placement. The risks and uncertainties involved include the Company’s financial position, market conditions and other risks detailed from time to time in the Company’s periodic reports and other filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this Current Report on Form 8-K. The Company does not intend to revise or update any forward-looking statement in this Current Report on Form 8-K as a result of new information, future events or otherwise, except as required by law.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K in relation to the Shares is incorporated herein by reference.

On June 10, 2021, the Company entered into the Purchase Agreement, whereby the Company agreed to issue and sell to the Investors up to an aggregate of $40.0 million of Shares. The closing of the Private Placement occurred on June 15, 2021.

The Shares were offered and sold to the Investors pursuant to an exemption from the registration requirement of the Securities Act provided in Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D thereunder. Each of the Investors represented that it was an “accredited investor,” as defined in Regulation D, and was acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the securities have not been registered under the Securities Act and they may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 8.01.	Other Information.

On June 10, 2021, the Company issued the press release attached hereto as Exhibit 99.1 announcing the entry into the Purchase Agreement and the closing of the issuance and sale of the Shares.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Securities Purchase Agreement, dated June 10, 2021, by and among Aterian, Inc. and the Investors identified on the signature pages to the Securities Purchase Agreement.

10.2	Placement Agent Agreement, dated June 10, 2021, by and among Aterian, Inc. and A.G.P./Alliance Global Partners.

99.1	Press release, dated June 10, 2021.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATERIAN, INC.

Date: June 16, 2021	By:	/s/ Yaniv Sarig
Name: Yaniv Sarig
Title: President and Chief Executive Officer